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                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

Board of Directors
IBT Bancorp, Inc.

We consent to the incorporation by reference in the proxy statement-prospectus included in this Registration Statement on Form S-4 of IBT Bancorp, Inc. of our report dated March 3, 2006, which appears on pages 35-36 on Form 10-K for the year ended December 31, 2005, and to the reference to our firm under the caption "Experts" in the proxy statement-prospectus.


                                         /s/ REHMANN ROBSON
                                         ---------------------------------------

Saginaw, Michigan
June 30, 2006


                                 Exhibit 23.1-1